VANGUARD(R)FLORIDA LONG-TERM TAX-EXEMPT FUND

                               SEMIANNUAL REPORT

                                  MAY 31, 2002

BOND
                                                                    [SHIP LOGOS]
                                                   [THE VANGUARD GROUP (R) LOGO]
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WHAT YOU CAN CONTROL
As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.

     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.

     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.

     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.

     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

================================================================================
CONTENTS
Letter from the Chairman                                  1
Report from the Adviser                                   5
Fund Profile                                              8
Glossary of Investment Terms                              9
Performance Summary                                      10
Financial Statements                                     11
Advantages of Vanguard.com                               24
================================================================================
SUMMARY
* Vanguard Florida Long-Term Tax-Exempt Fund earned a six-month total return that was ahead of that of its average peer.
* Prices of short- and intermediate-term municipal bonds rose slightly during the fiscal half-year as interest rates inched downward.
* Though bonds posted only modest returns for the six months, their results were far better than the -3.4% return of the broad stock market.
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[SHIP LOGOS]
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                                                                         [PHOTO]
                                                               [JOHN J. BRENNAN]

LETTER FROM THE CHAIRMAN

DEAR SHAREHOLDER,
VANGUARD(R) FLORIDA LONG-TERM TAX-EXEMPT FUND earned a solid total return of 3.1% during the first half of its 2002 fiscal year. As you can see in the table below, for the six months ended May 31, 2002, your fund's total return (capital change plus reinvested distributions) topped those of its average peer and a broad measure of the municipal bond market.

     The components of the fund's total returns are presented in the table that follows this letter.

     On May 31, the yield of the fund's Investor Shares stood at 4.14%, up slightly from 4.11% at the end of November 2001.

     For Florida residents, income earned by the fund is exempt from federal income taxes, but may be subject to the alternative minimum tax. That means that, for taxpayers in the highest federal income tax bracket, the taxable equivalent yield for our Investor Shares on May 31 was 6.74%. (It is also expected that shares of the fund will be exempt from the Florida intangible personal property tax.)

================================================================================
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                    MAY 31, 2002
--------------------------------------------------------------------------------
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
  Investor Shares                                                           3.1%
  Admiral Shares                                                            3.1
Average Florida Municipal Debt Fund*                                        1.8
Lehman Municipal Bond Index                                                 2.6
--------------------------------------------------------------------------------
*Average Florida Insured Municipal Debt Fund through March 31, 2002, and Average Florida Municipal Debt Fund thereafter; derived from data provided by Lipper Inc.
================================================================================

THE ECONOMY'S EXPANSION RESTRAINED BOND RETURNS
An economic recovery took hold in the United States during early 2002, but it appears as though the growth will not result in higher short-term interest rates--at least for now. The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light of rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield of the 10-year U.S. Treasury note--a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.

     Bond prices declined as rates rose, but interest income offset the drop, providing investors with modestly positive total returns for the six months.

================================================================================
INVESTOR SHARES
The class most commonly purchased.

ADMIRAL(TM) SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
================================================================================

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The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade
bond  market,   returned  2.3%.   Despite  some  high-profile   blowups  in  the
telecommunications sector, corporate bonds provided modestly higher returns than U.S. Treasury securities with comparable maturities.

================================================================================
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2002
                                                      --------------------------
                                                   SIX          ONE         FIVE
                                                MONTHS         YEAR       YEARS*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       2.3%         8.1%         7.6%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index               3.0          6.6          6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        0.9          2.6          4.7
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -4.9%       -13.3%         6.4%
Russell 2000 Index (Small-caps)                   6.5         -0.5          6.4
Wilshire 5000 Index (Entire market)              -3.4        -11.8          6.0
MSCI EAFE Index (International)                   3.1         -9.6          0.3
================================================================================
CPI
Consumer Price Index                              1.4%         1.2%         2.3%
--------------------------------------------------------------------------------
*Annualized.
================================================================================

IN THE MUNI MARKET, MOST YIELDS DIPPED
Among tax-exempt municipal bonds, yields of short- and intermediate-term securities inched lower while yields of long-term bonds rose slightly. Yields of top-grade, 2-year municipal securities fell 8 basis points to 2.27% and yields of 10-year notes dipped 4 basis points to 4.16%. The 30-year muni bond yielded 5.17% on May 31, up 11 basis points from its starting point on November 30, 2001.

     Municipal bonds generally outperformed U.S. Treasury securities during the six months. However, as a result of the rise in Treasury yields and the slight declines in short- and intermediate-term muni yields, municipal bonds were not as attractive relative to Treasuries at the end of the fiscal half-year as they were at the beginning. On May 31, the 10-year municipal bond, whose interest income is exempt from federal income taxes, offered a yield that was equal to about 82% of the yield of the fully taxable 10-year U.S. Treasury note--still a great value for most investors. (The ratio was even higher, about 88%, at the end of November 2001.)

     See the Report from the Adviser on page 5 for more details on the municipal bond market.

STOCKS STAYED WEAK
During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.

     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.

     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index. Value stocks held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.

     Natural-resource and basic-processing industries have enjoyed an especially favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in U.S. real gross domestic product derived from additions to inventory, rather than final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line.

YOUR FUND OUTPACED ITS PEERS
As noted earlier, the Florida Long-Term Tax-Exempt Fund's total return of 3.1% for the fiscal half-year topped that of its average peer. The fund's Investor Shares earned an income return of 2.4%, which was augmented by a 0.7% capital return.

     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2002, the fund's Investor Shares earned a total return of 7.1%, consisting of an income return of 4.9% and a capital return of 2.2%.

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though it is a far-from-perfect measure--is the fund's yield, currently about 4.1% for the Long-Term Tax-Exempt Fund's Investor Shares.

     Your fund is aided in its quest to achieve superior performance by the skilled investment management of Vanguard's Fixed Income Group, which oversees all of our municipal bond funds, and by its significant cost advantage over competing funds. The fund has an annualized expense ratio (expenses as a percentage of average net assets) of 0.19%, or $1.90 per $1,000 invested. This is far below the 1.08% charged by the average Florida municipal debt fund, according to Lipper Inc. (The fund's Admiral Shares have an

================================================================================
Your fund is aided in its quest to achieve superior performance by skilled investment management and by its significant cost advantage.
================================================================================
expense ratio of 0.13%.) Low costs are an especially powerful force in bond investing because the expenses incurred by a fund directly reduce the income paid by the fund. And because managers of funds with similar mandates choose from a similar pool of securities, differences in costs often translate into differences in total returns.

THE VALUE OF BONDS ENDURES
Though the popularity of bonds has risen as the stock market has fallen, it's important to understand that the value of holding a portion of your portfolio in fixed income investments does not fluctuate with the fortunes of stocks. We believe that bond funds and money market funds--particularly those that are exempt from federal and state taxes--are valuable in any kind of market. That is why we will always recommend that investors build and maintain investment programs with an appropriate combination of stock, bond, and money market funds.

     We thank you for your confidence in our approach and for entrusting your money to us.


SINCERELY,

JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

JUNE 11, 2002

===================================================================================================
YOUR FUND'S PERFORMANCE AT A GLANCE: NOVEMBER 30, 2001-MAY 31, 2002
                                                                                  DISTRIBUTIONS
                                                                                    PER SHARE
                                                                               --------------------
                                                     STARTING        ENDING      INCOME     CAPITAL
                                                  SHARE PRICE   SHARE PRICE   DIVIDENDS       GAINS
---------------------------------------------------------------------------------------------------
Vanguard Florida Long-Term Tax-Exempt Fund
  Investor Shares                                      $11.51        $11.56      $0.265      $0.032
  Admiral Shares                                        11.51         11.56       0.268       0.032
===================================================================================================

4
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REPORT FROM THE ADVISER
During the six months ended May 31, 2002, Vanguard Florida Long-Term Tax-Exempt Fund earned a positive return that easily outpaced the results of its average peer. Overall, the increasing signs of economic recovery pushed U.S. Treasury bond prices lower during the fiscal half-year. However, yields of short- and intermediate-term municipal securities dipped as their prices rose.

THE U.S. ECONOMY RECOVERED
The economic picture during the first half of the fund's 2002 fiscal year was considerably brighter than in the previous 12 months.

     The U.S. economy surged during the later stages of the semiannual period. In the first three months of 2002, real gross domestic product grew at an annual rate of 6.1%, well ahead of the 1.7% growth rate in fourth-quarter 2001 (not to mention the -1.3% contraction in the quarter before that). However, we note that U.S. consumers have essentially been carrying the rest of the economy on their backs. Spending continued at a terrific pace during the half-year as the wave of earlier home refinancings put extra cash into Americans' pockets.

     It's important to note that during the six months that ended on May 31, the nation and the financial markets were still dealing with the horrible events of September 11. The bond market, in particular, was affected by the intense interest in the safety offered by U.S. Treasury securities. Treasury prices soared immediately after the terrorist attacks but tailed off somewhat during the ensuing months as signs of economic growth emerged.

     As mentioned above, the most interesting aspect of the strong first-quarter economic growth was the remarkable spending stamina demonstrated by the American populace. Throughout the (relatively brief) recession, the U.S. consumer never blinked. People kept right on spending despite massive equity market losses, widespread layoffs, and a reportedly sharp drop in consumer confidence that was triggered by the terrorist attacks.

     Overall, the economy appeared to be digging out of the recession, as the slowdown in inventory cutbacks added strongly to growth. However, we believe that the recovery may not be quite as rapid as some market participants expect. In fact, we see at least two factors arguing for a more modest rebound: the reduced level of business investment and the probability that consumer spending cannot continue at such a torrid pace.

================================================================================
INVESTMENT PHILOSOPHY
The fund reflects a belief that a high level of current income exempt from federal income tax and Florida's intangible personal property tax can be achieved by investing primarily in long-term bonds issued by state, county, and municipal governments in Florida.
================================================================================

     Of course, the economic environment affected the level of interest rates during the half-year. The recession and the tragic events of September 11 prompted the Federal Reserve Board to reduce its target for short-term interest rates to 1.75%--a four-decade low. However, the Fed seems in no hurry to increase short-term interest rates, even in light of the seemingly positive economic news. With inflation well in check--companies have little pricing power, and commodity prices are low--the Fed can afford to keep rates low without fearing that economic growth will trigger higher prices anytime soon.

MUNICIPAL BONDS PERFORMED WELL
The impact of the recession on many municipalities has lingered, despite the recent economic improvement. To fill budget gaps caused by lower tax receipts, state and local governments have used a variety of tactics. They have:

     *Securitized tobacco settlement payments (essentially trading the rights to future payments for cash now).
     * Cut spending.
     * Curtailed planned income-tax reductions.

     As shown in the table below, yields of short- and intermediate-term municipal bonds dipped during the six months. However, Treasuries' yields generally rose, and this widening spread made munis somewhat less attractive to investors with taxable accounts than they were six months ago. Two-year municipal bonds, which provided about 83% of the yield of a comparable Treasury security at the end of the 2001 fiscal year, offered about 71% of the Treasury yield as of May 31. Longer-term municipal bonds also offered less relative to Treasuries than they had on November 30, 2001, but these munis still provided 93% of the 30-year bond's yield as of May 31.

     Nationally, issuance of municipal bonds through the first five months of 2002 was about 14% higher than a year earlier. In Florida, the supply of municipal debt that came to the market through May was ahead of last year's pace by about 11%.

     Though municipal bonds are not quite as attractive relative to Treasuries as they were six months ago, we believe that munis still represent good value. In fact, for investors in the top federal income tax bracket, the 4.16% yield of a 10-year municipal bond on May 31 was equivalent to a yield of about 6.78% for a fully taxable 10-year U.S. Treasury note. (The yield of the 10-year Treasury on May 31 was 5.05%.) This "extra" after-tax income represents a significant advantage for muni investors.

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MUNICIPAL BOND YIELDS
                                                                          CHANGE
MATURITY                    MAY 31, 2002       NOV. 30, 2001      (BASIS POINTS)
--------------------------------------------------------------------------------
2 years                            2.27%               2.35%                  -8
5 years                            3.31                3.40                   -9
10 years                           4.16                4.20                   -4
30 years                           5.17                5.06                  +11
--------------------------------------------------------------------------------
Source: The Vanguard Group.
================================================================================

6
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OUR PLEDGE TO OUR SHAREHOLDERS
Our dedication to sound investment-management principles and low costs has helped us to build an impressive performance record, both in the past six months and over the lifetimes of our funds. We fully expect that our time-tested investment philosophy will continue to work to the benefit of each of our shareholders.


IAN A. MACKINNON, MANAGING DIRECTOR
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
REID O. SMITH, PRINCIPAL
VANGUARD FIXED INCOME GROUP

JUNE 17, 2002

FUND PROFILE                                                  AS OF MAY 31, 2002
    FOR FLORIDA LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 9.

================================================================================
FINANCIAL ATTRIBUTES
                                                                          LEHMAN
                                                         FUND             INDEX*
--------------------------------------------------------------------------------
Number of Issues                                         179             43,314
Yield                                                                       4.3%
  Investor Shares                                        4.1%
  Admiral Shares                                         4.2%
Yield to Maturity                                        4.4%                --
Average Coupon                                           5.5%               5.3%
Average Maturity                                   10.8 years         13.9 years
Average Quality                                           AAA                AA+
Average Duration                                    7.4 years          7.8 years
Expense Ratio                                                                --
  Investor Shares                                     0.19%**
  Admiral Shares                                      0.13%**
Cash Investments                                       0.1%                  --
--------------------------------------------------------------------------------
================================================================================
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                                     88.4%
AA                                                       6.6
A                                                        3.4
BBB                                                      1.6
BB                                                       0.0
B                                                        0.0
Not Rated                                                0.0
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------
================================================================================
INVESTMENT FOCUS

Credit Quality - High
Average Maturity - Long
--------------------------------------------------------------------------------
================================================================================
VOLATILITY MEASURES
                                                                          LEHMAN
                                                         FUND             INDEX*
--------------------------------------------------------------------------------
R-Squared                                                0.98               1.00
Beta                                                     1.19               1.00
--------------------------------------------------------------------------------
================================================================================
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                             6.2%
1-5 Years                                                5.5
5-10 Years                                              43.6
10-20 Years                                             35.8
20-30 Years                                              8.9
Over 30 Years                                            0.0
--------------------------------------------------------------------------------
Total                                                  100.0%
--------------------------------------------------------------------------------
================================================================================
* Lehman Municipal Bond Index.
**Annualized.

                                                               Visit our website
                                                                WWW.VANGUARD.COM
                                                           for regularly updated
                                                               fund information.
8

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                           AS OF MAY 31, 2002
    FOR FLORIDA LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

================================================================================
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 1, 1992-MAY 31, 2002
--------------------------------------------------------------------------------
                      FLORIDA LONG-TERM TAX-EXEMPT FUND
                               INVESTOR SHARES               LEHMAN*
FISCAL                  CAPITAL       INCOME       TOTAL       TOTAL
YEAR                     RETURN       RETURN      RETURN      RETURN
--------------------------------------------------------------------------------
1992                       1.6%         1.2%        2.8%        1.8%
1993                       6.9          5.5        12.4        11.1
1994                     -11.0          4.9        -6.1        -5.2
1995                      13.8          6.3        20.1        18.9
1996                       1.2          5.3         6.5         5.9
1997                       1.3          5.2         6.5         7.2
1998                       2.9%         5.1%        8.0%        7.8%
1999                      -6.5          4.6        -1.9        -1.1
2000                       3.6          5.4         9.0         8.2
2001                       3.9          5.1         9.0         8.8
2002**                     0.7          2.4         3.1         2.6
--------------------------------------------------------------------------------
* Lehman Municipal Bond Index.
**Six months ended May 31, 2002.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.
================================================================================
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                              SINCE INCEPTION
                                                 ONE   FIVE --------------------
                               INCEPTION DATE   YEAR  YEARS CAPITAL INCOME TOTAL
--------------------------------------------------------------------------------
Florida Long-Term Tax-Exempt Fund
  Investor Shares                    9/1/1992  3.49%  6.28%   1.47%  5.23% 6.70%
  Admiral Shares                   11/12/2001 -2.16*    --      --     --    --
--------------------------------------------------------------------------------
*Return since inception.

FINANCIAL STATEMENTS
    MAY 31, 2002 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

==================================================================================================================
                                                                                                  FACE      MARKET
                                                                              MATURITY          AMOUNT      VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                            COUPON               DATE           (000)       (000)
------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.9%)
------------------------------------------------------------------------------------------------------------------
Alachua County FL Health Fac. Auth.
  (Shands Teaching Hosp.)                                     6.25%       12/1/2011(1)          $3,095      $3,558
Alachua County FL Health Fac. Auth.
  (Shands Teaching Hosp.)                                     6.25%       12/1/2016(1)           8,695      10,075
Boynton Beach FL Util. System Rev.                           5.375%       11/1/2013(3)*          2,400       2,575
Boynton Beach FL Util. System Rev.                           5.375%       11/1/2015(3)*          2,665       2,837
Boynton Beach FL Util. System Rev.                            5.50%       11/1/2018(3)*          3,125       3,326
Boynton Beach FL Util. System Rev.                            5.50%       11/1/2020(3)*          3,480       3,683
Boynton Beach FL Util. System Rev.                            6.25%       11/1/2020(3)(ETM)        415         480
Boynton Beach FL Util. System Rev.                            6.25%       11/1/2020(3)           2,085       2,160
Brevard County FL Health Fac. Auth. Rev.
  (Holmes Regional Medical Center)                           5.625%       10/1/2014(1)           2,000       2,107
Broward County FL Airport System Rev.                         5.25%       10/1/2011(1)          10,000      10,524
Broward County FL Airport System Rev.                         5.25%       10/1/2012(1)          14,735      15,407
Broward County FL School Board COP                           5.375%        7/1/2014(4)           6,325       6,763
Broward County FL School Board COP                           5.375%        7/1/2015(4)           5,755       6,109
Broward County FL School Board COP                            5.50%        7/1/2015(4)           5,170       5,577
Broward County FL School Board COP                            5.50%        7/1/2016(4)           4,635       4,968
Broward County FL School Board COP                            5.50%        7/1/2017(4)           5,205       5,549
Broward County FL School Board COP                            5.50%        7/1/2018(4)          14,575      15,442
Broward County FL School Board COP                            5.50%        7/1/2019(4)          15,710      16,542
Broward County FL Solid Waste Rev.                            5.75%        7/1/2013(1)           4,130       4,337
Collier County FL COP                                         6.25%       2/15/2013(4)          12,500      14,538
Collier County FL Health Fac. Auth. Hosp. Rev.
  (Cleveland Clinic Health System) VRDO                       1.60%        6/4/2002             18,900      18,900
Coral Springs FL Improvement Dist. Water & Sewer GO           6.00%        6/1/2010(1)           4,250       4,680
Dade County FL Health Fac. Auth. Rev.
  (Miami Baptist Hosp.)                                       5.25%       5/15/2013(1)           4,500       4,578

==================================================================================================================
                                                                                                  FACE      MARKET
                                                                              MATURITY          AMOUNT      VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                            COUPON               DATE           (000)       (000)
------------------------------------------------------------------------------------------------------------------
Dade County FL School Dist. GO                               6.875%        8/1/2002(1)          $5,000      $5,043
Dade County FL Water & Sewer System Rev. VRDO                 1.40%        6/5/2002(3)           5,450       5,450
Davie FL Water & Sewer Rev.                                  6.375%       10/1/2012(2)           2,500       2,943
Dunedin FL Util. System Rev.                                  6.75%       10/1/2008(3)           1,115       1,303
Dunedin FL Util. System Rev.                                  6.75%       10/1/2010(3)           2,465       2,935
Florida Board of Educ. Capital Outlay                         5.00%        6/1/2027(3)           6,615       6,462
Florida Board of Educ. Capital Outlay                         5.00%        6/1/2031(3)          30,120      29,179
Florida Board of Educ. Capital Outlay                         5.25%        6/1/2014             12,000      12,788
Florida Board of Educ. Capital Outlay                        5.375%        6/1/2015             12,000      12,818
Florida Board of Educ. Capital Outlay                        5.375%        6/1/2017(3)           4,010       4,251
Florida Board of Educ. Capital Outlay                         5.50%        6/1/2014             10,000      10,862
Florida Board of Educ. Rev. (Lottery Rev.)                    5.50%        7/1/2014(2)           8,470       9,218
Florida Board of Educ. Rev. (Lottery Rev.)                    5.50%        7/1/2015(2)          12,105      13,077
Florida Board of Educ. Rev. (Lottery Rev.)                    5.75%        7/1/2014(3)           8,475       9,318
Florida Board of Educ. Rev. (Lottery Rev.)                    5.75%        7/1/2015(3)           8,960       9,806
Florida Division Board Financial Dept. of General Services
  Systems Rev. (Dept. of Environmental Protection)            5.75%        7/1/2005(2)(Prere.)   3,585       3,938
Florida Housing Finance Agency Rev.                           6.25%        7/1/2011              1,055       1,079
Florida Housing Finance Agency Rev.                           6.35%        7/1/2014              1,335       1,416
Florida Housing Finance Corp. Rev.                            5.95%        1/1/2032(4)          17,435      17,859
Florida Muni. Power Agency Rev.                               6.25%       10/1/2002(2)(Prere.)   4,500       4,660
Florida Muni. Power Agency Rev. (Stanton Project) VRDO        1.40%        6/5/2002(1)             965         965
Florida Muni. Power Agency Rev. (Stanton Project) VRDO        1.50%        6/5/2002(1)           4,040       4,040
Greater Orlando Aviation Auth. Orlando FL Airport Fac. Rev.   5.25%       10/1/2012(3)          18,245      19,121
Greater Orlando Aviation Auth. Orlando FL Airport Fac. Rev.   6.10%       10/1/2006(2)           2,500       2,583
Gulf Breeze FL Local Govt. Loan Program VRDO                  1.40%        6/6/2002(3)           2,765       2,765
Highlands County FL Health Rev. (Adventist Health System)     6.00%      11/15/2031             10,000      10,075
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                               5.50%       10/1/2010(4)           3,775       4,139
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                               5.50%       10/1/2011(4)           4,610       5,057
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                               5.50%       10/1/2012(4)           5,670       6,159
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                               5.50%       10/1/2013(4)           3,000       3,256
Hillsborough County FL Aviation Auth. Rev.
  (Tampa International Airport)                               5.50%       10/1/2015(4)           3,945       4,251
Hillsborough County FL IDA (Univ. Community Hosp.)            6.50%       8/15/2019(1)          17,850      21,328
Hillsborough County FL School Board COP                       5.50%        7/1/2018(1)          14,945      16,195
Hillsborough County FL School Dist. Sales Tax Rev.           5.375%       10/1/2014(2)           2,000       2,145
Hillsborough County FL School Dist. Sales Tax Rev.           5.375%       10/1/2015(2)           2,000       2,129
Hillsborough County FL School Dist. Sales Tax Rev.           5.375%       10/1/2017(2)           4,780       5,032
Hillsborough County FL School Dist. Sales Tax Rev.           5.375%       10/1/2018(2)           2,000       2,092
Indian River County FL Water & Sewer Rev.                     6.50%        9/1/2008(3)           2,540       2,931
Jacksonville FL Electric Auth. Rev. (Electric System) VRDO    1.60%        6/4/2002              4,400       4,400
Jacksonville FL Excise Taxes Rev.                             5.00%       10/1/2004(4)           4,615       4,897
Jacksonville FL Excise Taxes Rev.                             5.00%       10/1/2005(4)           5,260       5,627
Jacksonville FL Excise Taxes Rev.                             5.00%       10/1/2006(4)           5,950       6,409
Jacksonville FL Excise Taxes Rev.                             5.00%       10/1/2007(4)           6,710       7,238
Jacksonville FL Excise Taxes Rev.                             5.00%       10/1/2008(4)           7,530       8,114
Jacksonville FL Excise Taxes Rev.                             5.00%       10/1/2009(4)           8,395       9,023
Lakeland FL Electric & Water Rev.                             0.00%       10/1/2010(1)           8,260       5,785

==================================================================================================================
                                                                                                  FACE      MARKET
                                                                              MATURITY          AMOUNT      VALUE*
                                                             COUPON               DATE           (000)       (000)
------------------------------------------------------------------------------------------------------------------
Lakeland FL Electric & Water Rev.                             0.00%       10/1/2011(1)          $8,420      $5,584
Lakeland FL Electric & Water Rev.                             0.00%       10/1/2012(1)           4,520       2,834
Lakeland FL Electric & Water Rev.                             6.05%       10/1/2008(4)           4,785       5,434
Lakeland FL Electric & Water Rev.                             6.05%       10/1/2009(4)           4,000       4,562
Lakeland FL Electric & Water Rev.                             6.05%       10/1/2014(4)           2,000       2,307
Lakeland FL Electric & Water Rev.                             6.55%       10/1/2009(4)           4,000       4,670
Lakeland FL Energy Systems Rev.                               5.50%       10/1/2040(1)          12,000      12,288
Lee County FL IDA Health Care Fac. Rev.
  (Shell Point Village)                                       5.50%      11/15/2021             11,925      10,777
Lee County FL IDA Health Care Fac. Rev.
  (Shell Point Village)                                       5.50%      11/15/2029              8,200       7,193
Lee County FL School Board COP                                6.00%        8/1/2008(4)           6,180       6,833
Melbourne FL Water & Sewer Rev.                              6.375%       10/1/2012(3)           1,000       1,035
Miami Beach FL Water & Sewer Rev.                            5.625%        9/1/2017(2)           2,550       2,740
Miami FL GO                                                   5.90%       12/1/2008(3)           1,000       1,131
Miami FL GO                                                   6.00%       12/1/2009(3)           1,380       1,574
Miami-Dade County FL Aviation-
  Miami International Airport                                 5.75%       10/1/2017(3)           8,940       9,527
Miami-Dade County FL Aviation-
  Miami International Airport                                 5.75%       10/1/2018(3)           5,000       5,299
Miami-Dade County FL Aviation-
  Miami International Airport                                 5.75%       10/1/2019(3)           5,500       5,797
Miami-Dade County FL Aviation-
  Miami International Airport                                 5.75%       10/1/2020(3)           4,000       4,190
Miami-Dade County FL Expressway Auth.
  Toll System Rev.                                           5.125%        7/1/2025(3)          12,000      11,959
Miami-Dade County FL Expressway Auth.
  Toll System Rev.                                           5.125%        7/1/2029(3)           5,000       4,946
Miami-Dade County FL Expressway Auth.
  Toll System Rev.                                           6.375%        7/1/2010(3)(Prere.)  25,250      29,635
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                                    5.25%        6/1/2010(4)           1,000       1,068
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                                    5.25%        6/1/2011(4)           2,000       2,125
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                                    5.25%        6/1/2012(4)           2,620       2,769
Miami-Dade County FL Public Fac. Rev.
  (Jackson Memorial Hosp.)                                    5.25%        6/1/2013(4)           3,160       3,323
Miami-Dade County FL School Board COP                         5.00%        8/1/2025(4)           3,500       3,434
Miami-Dade County FL School Board COP                         5.50%        5/1/2013(1)           2,460       2,695
Miami-Dade County FL School Board COP                         5.50%       5/10/2014(1)           2,650       2,881
Miami-Dade County FL School Board COP                         5.50%        5/1/2015(1)           3,840       4,144
Miami-Dade County FL School Board COP                         5.75%       10/1/2012(4)           1,000       1,095
Miami-Dade County FL School Board COP                         5.75%       10/1/2013(4)           2,000       2,183
Miami-Dade County FL School Board COP                         5.75%       10/1/2014(4)           1,755       1,904
Miami-Dade County FL School Board COP                         5.75%       10/1/2015(4)           5,265       5,689
Miami-Dade County FL School Board COP                        5.875%       10/1/2016(4)           3,150       3,426
Miramar FL Wastewater Improvement Assessment Rev.             5.00%       10/1/2025(1)           8,585       8,422
North Broward FL Hosp. Dist. Rev.                             5.75%       1/15/2007(1)           2,560       2,812
Ocala FL Water & Sewer Rev.                                   5.75%       10/1/2031(3)          13,605      14,420
Ocala FL Water & Sewer Rev.                                   6.00%       10/1/2005(2)           2,115       2,232
Ocala FL Water & Sewer Rev.                                   6.00%       10/1/2010(2)           2,435       2,751

==================================================================================================================
                                                                                                  FACE      MARKET
                                                                              MATURITY          AMOUNT      VALUE*
FLORIDA LONG-TERM TAX-EXEMPT FUND                            COUPON               DATE           (000)       (000)
------------------------------------------------------------------------------------------------------------------
Orange County FL Educ. Fac. Auth. Rev.
  (Rollins College) VRDO                                      1.65%        6/4/2002             $2,500      $2,500
Orange County FL Health Fac. Auth. Rev.
  (Adventist Sunbelt Group)                                   6.25%      11/15/2010(2)           6,015       6,691
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2009(1)           2,045       2,346
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2009(1)(ETM)      4,935       5,712
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2010(1)(ETM)      5,260       6,112
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2010(1)           2,175       2,502
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2011(1)           1,875       2,169
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2011(1)(ETM)      2,765       3,227
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2013(1)(ETM)      3,160       3,717
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2013(1)           1,890       2,203
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2016(1)(ETM)      3,890       4,585
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2016(1)           1,610       1,875
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2018(1)           6,770       7,889
Orange County FL Health Fac. Auth. Rev.
  (Orlando Regional Healthcare)                               6.25%       10/1/2021(1)          11,500      13,283
Orange County FL School Board COP                            5.375%        8/1/2007(1)(Prere.)   6,590       6,818
Orange County FL School Board COP                            5.375%        8/1/2022(1)          11,500      11,677
Orange County FL School Board COP                             6.00%        8/1/2008(1)          11,580      13,059
Orange County FL School Board COP                             6.00%        8/1/2009(1)          12,255      13,874
Orange County FL School Board COP                             6.00%        8/1/2010(1)          12,825      14,529
Orange County FL School Board COP                             6.00%        8/1/2010(2)(Prere.)  23,055      26,273
Orange County FL School Board COP                             6.00%        8/1/2011(1)           6,000       6,854
Orange County FL Solid Waste Rev.                            6.375%       10/1/2017(3)           3,500       3,619
Orange County FL Tourist Dev. Rev.                            5.90%       10/1/2010(1)             835         950
Orange County FL Tourist Dev. Rev.                            6.50%       10/1/2002(2)(Prere.)   4,000       4,145
Orlando & Orange County FL Expressway Auth.                   6.50%        7/1/2010(3)           2,000       2,338
Orlando & Orange County FL Expressway Auth.                   8.25%        7/1/2014(3)           3,000       4,041
Orlando & Orange County FL Expressway Auth.                   8.25%        7/1/2015(3)           8,360      11,332
Orlando FL Util. Comm. Water & Electric Rev.                  5.25%       10/1/2013              6,945       7,512
Orlando FL Util. Comm. Water & Electric Rev.                  5.25%       10/1/2014              5,000       5,391
Orlando FL Util. Comm. Water & Electric Rev.                  5.25%       10/1/2015              8,420       9,030
Orlando FL Util. Comm. Water & Electric Rev.                  6.75%       10/1/2017             12,700      15,396
Palm Beach County FL Criminal Justice Fac. Rev.               7.20%        6/1/2015(3)           3,000       3,771
Palm Beach County FL Health Fac. Auth. Hosp. Rev.            5.625%       12/1/2031             16,500      16,140
Palm Beach County FL School Board COP                        5.375%        8/1/2015(4)           8,190       8,741
Palm Beach County FL School Board COP                        5.375%        8/1/2016(4)           4,430       4,710
Palm Beach County FL School Board COP                        5.375%        8/1/2017(4)           4,500       4,747
Palm Beach County FL School Board COP                         6.00%        8/1/2010(3)(Prere.)   7,495       8,596
Palm Beach County FL School Board COP                         6.25%        8/1/2010(3)(Prere.)  20,000      23,283

==================================================================================================================
                                                                                                  FACE      MARKET
                                                                              MATURITY          AMOUNT      VALUE*
                                                             COUPON               DATE           (000)       (000)
------------------------------------------------------------------------------------------------------------------
Sarasota County FL Util. System Rev.                          5.75%       10/1/2012(3)          $4,325     $4,465
Sarasota County FL Util. System Rev.                          7.00%       10/1/2009(3)           6,260      7,536
Seacoast FL Util. Auth. Water & Sewer Rev.                    5.50%        3/1/2017(3)           2,400      2,621
Seacoast FL Util. Auth. Water & Sewer Rev.                    5.50%        3/1/2019(3)           3,595      3,904
Seminole County FL School Board COP                          6.125%        7/1/2004(1)(Prere.)   3,500      3,845
Seminole County FL School Board COP                           6.50%        7/1/2004(1)(Prere.)   2,750      3,016
Seminole County FL Water & Sewer Rev.                         6.00%       10/1/2009(1)           1,800      2,045
Seminole County FL Water & Sewer Rev.                         6.00%       10/1/2012(1)           5,000      5,734
Seminole County FL Water & Sewer Rev.                         6.00%       10/1/2019(1)           2,350      2,688
Seminole County FL Water & Sewer Rev.                         6.00%       10/1/2019(1)(ETM)      5,150      5,884
South Broward Hosp. Dist. FL Rev.                            5.625%        5/1/2032             12,000     11,871
St. Lucie County FL Util. System Rev.                         5.50%       10/1/2015(3)(ETM)      5,000      5,335
St. Lucie County FL Util. System Rev.                         6.00%       10/1/2020(3)(ETM)      5,515      6,221
St. Lucie County FL Util. System Rev.                         6.50%       10/1/2008(3)(ETM)      4,910      5,580
Sunrise FL Util. System Rev.                                  5.20%       10/1/2022(2)          17,805     18,118
Tallahassee FL Energy System Rev.                             5.25%       10/1/2013(4)           4,730      5,116
Tallahassee FL Energy System Rev.                             5.25%       10/1/2014(4)           3,980      4,291
Tallahassee FL Energy System Rev.                             5.25%       10/1/2015(4)           5,240      5,620
Tamarac FL Water & Sewer Util. Rev.                           5.90%       10/1/2011(3)           3,980      4,524
Tampa FL Health System Rev. (Catholic Healthcare East)        5.25%      11/15/2011(1)           4,575      4,870
Tampa FL Health System Rev. (Catholic Healthcare East)        5.50%      11/15/2004(1)           1,000      1,074
Tampa-Hillsborough County FL Expressway Auth. Rev.            6.50%        7/1/2002(2)           4,130      4,147
Tampa FL Water & Sewer Rev.                                   6.25%       10/1/2012(3)           5,805      5,942
Volusia County FL School Board Sales Tax Rev.                 5.50%       10/1/2013(4)          11,245     12,455

OUTSIDE FLORIDA:
Puerto Rico Muni. Finance Agency                              6.00%       8/1/2016 (4)           6,000      6,675
------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $1,084,217)                                                                                     1,137,778
------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                       16,310
Liabilities                                                                                               (15,315)
                                                                                                         ---------
                                                                                                              995
                                                                                                         ---------
------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                      $1,138,773
==================================================================================================================

*See Note A in Notes to Financial Statements.
*Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of May 31, 2002.
For key to abbreviations and other references, see bottom of page 16.

================================================================================
                                                                          AMOUNT
FLORIDA LONG-TERM TAX-EXEMPT FUND                                          (000)
--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $1,085,637
Undistributed Net Investment Income                                          --
Overdistributed Net Realized Gains                                         (425)
Unrealized Appreciation--Note F                                          53,561
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,138,773
================================================================================
Investor Shares--Net Assets
Applicable to 65,341,400 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)    $755,366
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--INVESTOR SHARES                               $11.56
================================================================================
Admiral Shares--Net Assets
Applicable to 33,165,826 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)    $383,407
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--ADMIRAL SHARES                                $11.56
================================================================================


KEY TO ABBREVIATIONS

COP--Certificate of Participation.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS
This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

================================================================================
                                               FLORIDA LONG-TERM TAX-EXEMPT FUND
                                                   SIX MONTHS ENDED MAY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Interest                                                              $26,662
--------------------------------------------------------------------------------
Total Income                                                             26,662
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
    Investment Advisory Services                                             60
    Management and Administrative
      Investor Shares                                                       592
      Admiral Shares                                                        187
    Marketing and Distribution
      Investor Shares                                                        72
      Admiral Shares                                                         12
  Custodian Fees                                                              9
  Auditing Fees                                                               6
  Shareholders' Reports
     Investor Shares                                                          7
     Admiral Shares                                                           3
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                          949
    Expenses Paid Indirectly--Note C                                       (167)
--------------------------------------------------------------------------------
    Net Expenses                                                            782
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    25,880
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                              3,663
  Futures Contracts                                                       1,595
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  5,258
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   3,945
  Futures Contracts                                                        (888)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          3,057
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $34,195
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. Distributions and Capital Share Transactions are shown separately for each class of shares.

==============================================================================================
                                                                         FLORIDA LONG-TERM
                                                                          TAX-EXEMPT FUND
                                                                   ---------------------------
                                                                   SIX MONTHS             YEAR
                                                                        ENDED            ENDED
                                                                 MAY 31, 2002    NOV. 30, 2001
                                                                        (000)            (000)
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                              $ 25,880         $ 49,320
 Realized Net Gain (Loss)                                              5,258            6,089
 Change in Unrealized Appreciation (Depreciation)                      3,057           29,750
----------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting from Operations       34,195           85,159
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income
   Investor Shares                                                   (17,982)         (48,998)
   Admiral Shares                                                     (7,898)            (322)
 Realized Capital Gain*
   Investor Shares                                                    (2,254)              --
   Admiral Shares                                                       (884)              --
----------------------------------------------------------------------------------------------
   Total Distributions                                               (29,018)         (49,320)
----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
  Investor Shares                                                    (82,671)        (121,636)
  Admiral Shares                                                     121,166          262,198
----------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions           38,495          140,562
----------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                           43,672          176,401
----------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                              1,095,101          918,700
----------------------------------------------------------------------------------------------
  End of Period                                                   $1,138,773       $1,095,101
==============================================================================================

*Includes fiscal 2002 short-term gain distributions totaling $98,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

==============================================================================================
FLORIDA LONG-TERM TAX-EXEMPT FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED              --------------------------
THROUGHOUT EACH PERIOD                      MAY 31, 2002    2001    2000    1999    1998    1997
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $11.51  $11.08  $10.70  $11.54  $11.21  $11.07
------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .265    .551    .559    .543    .551    .561
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 .082    .430    .380   (.749)   .330    .140
------------------------------------------------------------------------------------------------
    Total from Investment Operations               .347    .981    .939   (.206)   .881    .701
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.265)  (.551)  (.559)  (.543)  (.551)  (.561)
  Distributions from Realized Capital Gains       (.032)     --      --   (.091)     --      --
------------------------------------------------------------------------------------------------
    Total Distributions                           (.297)  (.551)  (.559)  (.634)  (.551)  (.561)
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $11.56  $11.51  $11.08  $10.70  $11.54  $11.21
================================================================================================
TOTAL RETURN                                       3.06%   8.98%   9.04%  -1.87%   8.03%   6.54%
================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $755    $835    $919    $875    $818    $617
  Ratio of Total Expenses to
    Average Net Assets                            0.19%*   0.15%   0.15%   0.18%   0.20%   0.19%
  Ratio of Net Investment Income to
    Average Net Assets                            4.64%*   4.81%   5.19%   4.88%   4.83%   5.10%
  Portfolio Turnover Rate                           42%*     24%     34%     18%     21%     13%
================================================================================================

*Annualized.

================================================================================
FLORIDA LONG-TERM TAX-EXEMPT FUND ADMIRAL SHARES
================================================================================
                                                SIX MONTHS ENDED     NOV. 12* TO
                                                         MAY 31,        NOV. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2002            2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $11.51          $11.79
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .268            .027
  Net Realized and Unrealized Gain (Loss) on Investments   .082           (.280)
--------------------------------------------------------------------------------
    Total from Investment Operations                       .350           (.253)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.268)          (.027)
  Distributions from Realized Capital Gains               (.032)             --
--------------------------------------------------------------------------------
    Total Distributions                                   (.300)          (.027)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.56          $11.51
================================================================================
TOTAL RETURN                                               3.09%          -2.15%
================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $383            $260
  Ratio of Total Expenses to Average Net Assets          0.13%**         0.12%**
  Ratio of Net Investment Income to Average Net Assets   4.69%**         4.72%**
  Portfolio Turnover Rate                                  42%**             24%
================================================================================
* Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Florida Long-Term Tax-Exempt Fund (formerly known as Vanguard Florida Insured Long-Term Tax-Exempt Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Florida. The fund offers two classes of shares, Investor Shares and Admiral Shares.
Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the fund had contributed capital of $204,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.20% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2002, these arrangements reduced management and administrative expenses by $161,000 and custodian fees by $6,000. The total expense reduction represented an effective annual rate of 0.03% of the fund's average net assets.

D. During the six months ended May 31, 2002, the fund purchased $196,457,000 of investment securities and sold $204,407,000 of investment securities, other than temporary cash investments.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The fund had realized losses totaling $4,759,000 through November 30, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F).

F. At May 31, 2002, net unrealized appreciation of investment securities for federal income tax purposes was $48,802,000, consisting of unrealized gains of $49,166,000 on securities that had risen in value since their purchase and $364,000 in unrealized losses on securities that had fallen in value since their purchase (see Note E).

G. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------
                                                    Six Months Ended          Year Ended
                                                        May 31, 2002       Nov. 30, 2001
                                                   -----------------     ---------------
                                                   Amount     Shares     Amount   Shares
                                                    (000)      (000)      (000)    (000)
----------------------------------------------------------------------------------------
Investor Shares
  Issued                                        $118,905     10,408   $293,135   25,555
  Issued in Lieu of Cash Distributions            13,158      1,150     30,123    2,623
  Redeemed                                      (214,734)   (18,798)  (444,894) (38,497)
                                             -------------------------------------------
    Net Increase (Decrease)--Investor Shares     (82,671)    (7,240)  (121,636) (10,319)
                                             -------------------------------------------
Admiral Shares
  Issued                                         161,342     14,113    263,692   22,699
  Issued in Lieu of Cash Distributions             5,475        478        201       17
  Redeemed                                       (45,651)    (3,994)    (1,695)    (147)
                                             -------------------------------------------
    Net Increase (Decrease)--Admiral Shares      121,166     10,597    262,198   22,569
----------------------------------------------------------------------------------------

ADVANTAGES OF VANGUARD.COM(TM)
Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.

     Consider the benefits of using VANGUARD.COM. On our website, you can:

     * Choose to stop receiving fund reports and prospectuses via U.S. mail, and view them online instead.
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          prospectus is available.

     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
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log on to Vanguard.com (or follow the easy steps to register for secure,  online
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     If you invest  directly  with us, you can also elect to receive all of your
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with  us  through  an   employer-sponsored   retirement   plan  or  a  financial
intermediary, some of these options may not be available to you.

     All Vanguard shareholders can choose to receive our electronic newsletters:
ECONOMIC WEEK IN REVIEW, a recap of each week's key economic reports and market activity; and WHAT'S NEW AT VANGUARD, an update on Vanguard investments, services, and online resources, delivered every month and whenever there's breaking news.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.
================================================================================
TRUSTEES (YEAR ELECTED)
JOHN J. BRENNAN (1987)
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)
The Partners of '63 (pro bono ventures in education); Senior Adviser to Greenwich Associates (international business-strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998)
Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Vanguard Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm), The Jeffrey Co. (holding company), and NeuVis, Inc. (software company).

ALFRED M. RANKIN, JR. (1993)
Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)
Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), The Mead Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
================================================================================
EXECUTIVE OFFICERS
R. GREGORY BARTON
Secretary; Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.
================================================================================
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.
F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.
MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.
RALPH K. PACKARD, Finance.
IAN A.  MACKINNON, Fixed Income Group.
GEORGE U. SAUTER, Quantitative  Equity Group.
--------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

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All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
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The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

     To receive a free copy of the  prospectus  or the  Statement of  Additional
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                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q182 072002